                                                                   Exhibit 10(D)


                           SUBSIDIARIES OF REGISTRANT

         As of December 31, 1996, the following entities were subsidiaries of American Stone Industries, Inc.:

         -         American Stone Corporation
                   --------------------------

STATE OF INCORPORATION: Delaware

NAMES UNDER WHICH SUCH SUBSIDIARY DOES BUSINESS:

         American Stone Corporation

         Cleveland Quarries

         -         Tyrrell Stone Design
                   --------------------

STATE OF INCORPORATION: Ontario Canada

NAMES UNDER WHICH SUCH SUBSIDIARY DOES BUSINESS:

         Tyrrell Stone Design

         In addition to the foregoing, as at December 31, 1996, American Stone Corporation owned an 89.1% interest in Cleveland Quarries, L.P., a limited partnership organized pursuant to the laws of the State of Ohio. This partnership ceased operations on or about December 31, 1996 and was dissolved as of that date.


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



                                   SIGNATURES

         In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                         American Stone Industries, Inc.
--------------------------------------------------------------------------------
                                  (Registrant)

Date:
     ---------------------------------------------------------------------------

By:
     ---------------------------------------------------------------------------
                                  (Signature)*

  *Print the name and title of each signing officer under his or her signature

/s/                                          /s/
-------------------------------              -------------------------------
ENZO COSTANTINO                              GLEN GASPARINI

/s/                                          /s/
-------------------------------              -------------------------------
TIMOTHY I. PANZICA                           MICHAEL J. MEIER

/s/
-------------------------------
THOMAS H. ROULSTON, II



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